FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 29, 2009
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51447 (Commission File Number)	20-2705720 (IRS Employer Identification Number)

333 108th Avenue NE, Bellevue, Washington (Address of Principal Executive Offices)	98004 (Zip Code)
Registrant’s telephone number, including area code: (425) 679-7200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On October 29, 2009, Expedia, Inc., a Delaware corporation (“Expedia”), issued a press release announcing its financial results for the quarter ended September 30, 2009. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.
     Expedia makes reference to non-GAAP financial information in the press release. Information regarding these non-GAAP financial measures is contained in the press release.

Item 7.01.	Regulation FD Disclosure
     Expedia management intends to make presentations to various investors, analysts and others during November and December of 2009, using the slides containing Company information attached to this report as Exhibit 99.2.
     Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press release of Expedia, Inc., dated October 29, 2009.
99.2	Expedia, Inc. Third Quarter 2009 Company Overview.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: October 29, 2009.	By:	/s/ Michael B. Adler
		Name:	Michael B. Adler
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Expedia, Inc., dated October 29, 2009.
99.2	Expedia, Inc. Third Quarter 2009 Company Overview.